SEPTEMBER 27, 2000

                          DELAWARE POOLED TRUST

                      THE HIGH-YIELD BOND PORTFOLIO
               THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO

          SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2000



The Prospectus is hereby amended and supplemented to reflect the following change to the section of the Prospectus entitled "Management of the Fund" with respect to The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio of Delaware Pooled Trust.

Peter C. Andersen now has primary responsibility for making the day-to-day investment decisions for The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio. In making investment decisions for the Portfolios, Mr. Andersen regularly consults with Jude T. Driscoll.

Peter C. Andersen
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Andersen earned a Master's degree in Finance from Harvard University, where he was named a Seamans Fellow. He also holds a Master's degree in Physics from Yale University, and was named a Skinner Fellow. Mr. Andersen received a Bachelor's degree in Mathematics/Physics from Northeastern, where he graduated Summa Cum Laude and ranked first in the Physics department. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Before that, he was a portfolio manager at Colonial Management Associates and an investment analyst at the venture capital firm MTDC. Mr. Andersen began his investment career at Arthur D. Little, Inc., where he was a management consultant for the financial services and venture capital practices. He is a CFA charterholder. Mr. Andersen has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since September 5, 2000.

Jude T. Driscoll
Executive Vice President/Head of Fixed Income - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Driscoll received a Bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.